                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 11, 1996

                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                     NO. 1-8787              NO. 13-2592361
(State or Other Jurisdic-            (Commission              (IRS Employer
  tion of Incorporation)             File Number)           Identification No.)

             70 PINE STREET
           NEW YORK, NEW YORK                                           10270
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (212)770-7000


- --------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

                  On June 11, 1996, American International Group, Inc. (the "Company") entered into a Distribution Agreement, dated as of June 11, 1996 (the "Distribution Agreement"), among the Company and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc, pursuant to which the Company may offer from time to time its Medium-Term Notes, Series E (the "Notes"), at an aggregate initial offering price not to exceed U.S. $747,000,000, or the equivalent thereof in other currencies or composite currencies.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         1.1      Distribution Agreement.

         4.1      Forms of Notes.

         8.1      Opinion of Sullivan & Cromwell.

         23.1 Consent of Sullivan & Cromwell (included in exhibit 8.1).

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INTERNATIONAL GROUP, INC.

Date:  June 17, 1996                   By: /s/ Kathleen E. Shannon
                                           --------------------------
                                           Name:  Kathleen E. Shannon
                                           Title: Vice President and
                                           Secretary

                                Index to Exhibits

Exhibit
No.                       Description                          Page No.
- ---                       -----------                          --------
1.1                       Distribution Agreement.

4.1                       Forms of Notes.

8.1                       Opinion of Sullivan & Cromwell.

23.1                      Consent of Sullivan & Cromwell
                          (included in exhibit 8.1).